SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________

Date of Report (Date of earliest event reported): November 1, 2007

WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12164 (Commission File Number)	63-0970812 (I.R.S. Employer Identification Number)
200 Clinton Avenue West, Suite 1000 Huntsville, Alabama (Address of principal executive offices)	35801 (Zip Code)

Registrant’s telephone number, including area code: (256) 890-0460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 1, 2007, Wolverine Tube, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the three- and nine-month periods ended September 30, 2007. The press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 1, 2007, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three- and nine-month periods ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 2, 2007

WOLVERINE TUBE, INC.

	By:	/s/ James E. Deason
James E. Deason
Senior Vice President,
Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 1, 2007, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three- and nine-month periods ended September 30, 2007.